MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK


                     People's Bank Credit Card Master Trust


                     For the May 10, 1996 Determination Date

                        For the April 1996 Monthly Period

      The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

       1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

       2.  People's Bank is Servicer under the Pooling and Servicing Agreement.

       3.  The undersigned is a Servicing Officer.

       4. The date of this Certificate is May 10, 1996, which is a Determination Date under the Pooling and Servicing Agreement.

       5.  The aggregate amount of Collections processed during the preceding
Monthly Period (equal to 5(a) plus 5(b)) was equal to...........$155,073,881.07

           (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
Finance Charge Receivables") was equal to........................$19,872,111.27

           (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
Receivables") was equal to......................................$135,201,769.80

       6.  The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to.....................$1,422,154,686.50

       7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

       8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                                                          "NONE"

       9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant to the
Pooling and Servicing Agreement, is equal to....................$205,937,191.79

       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10th Day of May 1996.

                                                   PEOPLE'S BANK
                                                   Servicer


                                                   By : /s/Mark K. Vitelli

                                                   Name:   Mark K. Vitelli
                                                   Title:  First Vice President


                                                           Schedule - to Monthly
                                                          Servicer's Certificate

                                  PEOPLE'S BANK


              People's Bank Credit Card Master Trust, Series 1993-1


                     For the May 10, 1996 Determination Date


                        For the April 1996 Monthly Period

       1.  The aggregate amount of Collections processed during the preceding
Monthly Period (equal to l(a) plus l(b)) was equal to............$20,470,427.59

           (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance
Charge Receivables") allocated to Series 1993-1 was equal to.....$ 1,826,837.51

           (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
Receivables") allocated to Series 1993-1 was equal to............$18,643,590.08

       2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1993-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1993-1 as of the Transfer
Date relating to the preceding Monthly Period was equal to.......$ 1,826,837.51

       3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1993-1, as of the end of the last day of the preceding
Monthly Period was equal to......................................$16,666,666.67

           (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date, will
be...............................................................$16,666,666.67

       4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1993-1 as of the end of the last day of the preceding Monthly
Period was equal to               ...........................................$0

       5. The aggregate amount of drawings required to be made under the Surety Bond pursuant to Section 4.6 or 4.11 on the Determination Date in the current calendar month is equal to...................................................$0

       6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1993-1 on the next succeeding
Transfer Date is equal to............................................$44,321.96

           (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next succeeding
Transfer Date is equal to....................................................$0

       7. The sum of all amounts payable to the Investor Certificateholders of Series 1993-1 on the Distribution Date in the current Monthly Period is equal to:

  Payable in respect of principal................................$16,666,666.67
  Payable in respect of interest....................................$533,333.33
  Total..........................................................$17,200,000.00

         8.     No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                           Schedule - to Monthly
                                                          Servicer's Certificate

                                  PEOPLE'S BANK

              People's Bank Credit Card Master Trust, Series 1994-1


                     For the May 10, 1996 Determination Date


                        For the April 1996 Monthly Period


        1.  The aggregate amount of Collections processed during the preceding
Monthly Period (equal to l(a) plus l(b)) was equal to............$21,383,846.34

          (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance
Charge Receivables") allocated to Series 1994-1 was equal to......$2,740,256.26

          (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
Receivables") allocated to Series 1994-1 was equal to............$18,643,590.08

        2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1994-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1994-1 as of the Transfer
Date relating to the preceding Monthly Period was equal to.......$ 2,740,256.26

        3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1994-1, as of the end of the last day of the preceding
Monthly Period was equal to..................................................$0

           (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date, will
be...........................................................................$0

        4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1994-1 as of the end of the last day of the preceding Monthly
Period was equal to..........................................................$0

        5. The aggregate amount of drawings required to be made under the Surety Bond pursuant to Section 4.6 or 4.11 on the Determination Date in the current calendar month is equal to...................................................$0

        6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1994-1 on the next succeeding
Transfer Date is equal to...........................................$ 66,482.93

           (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next succeeding
Transfer Date is equal to....................................................$0

         7. The sum of all amounts payable to the Investor Certificateholders of Series 1994-1 on the Distribution Date in the current Monthly Period is equal to:

   Payable in respect of principal...........................$         0.00
   Payable in respect of interest ...........................$   850,000.00
   Total.....................................................$   850,000.00

         8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                           Schedule - to Monthly
                                                          Servicer's Certificate

                                  PEOPLE'S BANK

              People's Bank Credit Card Master Trust, Series 1994-2


                     For the May 10, 1996 Determination Date


                        For the April 1996 Monthly Period

       1. The aggregate amount of Collections processed during the preceding
Monthly Period (equal to l(a) plus l(b)) was equal to............$42,767,692.68

          (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance
Charge Receivables") allocated to Series 1994-2 was equal to......$5,480,512.53

          (b) The aggregate amount of Collectionsof Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
Receivables") allocated to Series 1994-2 was equal to............$37,287,180.15

       2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1994-2 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1994-2 as of the Transfer
Date relating to the preceding Monthly Period was equal to.......$ 5,480,512.53

       3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1994-2, as of the end of the last day of the preceding
Monthly Period was equal to..................................................$0

          (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date, will
be...........................................................................$0

       4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1994-2 as of the end of the last day of the preceding Monthly
Period was equal to..........................................................$0

       5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in the current calendar month is equal to...........................................$0

       6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1994-2 on the next succeeding
Transfer Date is equal to...........................................$132,965.85

          (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next succeeding Transfer
Date is equal to.............................................................$0

       7. The sum of all amounts payable to the Investor Certificateholders of Series 1994-2 on the Distribution Date in the current Monthly Period is equal to:
      Class A Certificateholders

              Payable in respect of principal.................$            0.00
              Payable in respect of interest..................$    1,789,166.67
                                    Total.....................$    1,789,166.67

      Class B Certificateholders
              Payable in respect of principal.................$            0.00
              Payable in respect of interest..................$       98,333.33
                                    Total.....................$       98,333.33

         8.     No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                           Schedule - to Monthly
                                                          Servicer's Certificate

                                  PEOPLE'S BANK

              People's Bank Credit Card Master Trust, Series 1995-1


                     For the May 10, 1996 Determination Date


                        For the April 1996 Monthly Period

       1. The aggregate amount of Collections processed during the preceding
Monthly Period (equal to l(a) plus l(b)) was equal to............$42,767,692.68

          (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance
Charge Receivables") allocated to Series 1995-1 was equal to......$5,480,512.53

          (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly period (the "Collections of Principal
Receivables") allocated to Series 1995-1 was equal to............$37,287,180.15

       2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1995-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1995-1 as of the Transfer
Date relating to the preceding Monthly Period was equal to........$5,480,512.53

       3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1995-1, as of the end of the last day of the preceding
Monthly Period was equal to..................................................$0

          (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date, will
be...........................................................................$0

       4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1995-1 as of the end of the last day of the preceding Monthly
Period was equal to..........................................................$0

       5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in the current calendar month is equal to...........................................$0

       6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1995-1 on the next succeeding
Transfer Date is equal to...........................................$132,965.85

          (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next succeeding Transfer
Date is equal to.............................................................$0

       7. The sum of all amounts payable to the Investor Certificateholders of Series 1995-1 on the Distribution Date in the current Monthly Period is equal to:

      Class A Certificateholders
              Payable in respect of principal..................$           0.00
              Payable in respect of interest...................$   1,805,000.00
                                    Total......................$   1,805,000.00

      Class B Certificateholders
              Payable in respect of principal..................$           0.00
              Payable in respect of interest...................$      97,500.00
                                    Total......................$      97,500.00

       8. No Series Pay Out Event or Trust Pay Out Event has occurred.




              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1993-1
                           MONTHLY SERVICER'S REPORT
                                                                    End of Month
                                                                     14-May-1996

# of Months Series in Existence:                                             35
Monthly Period Ended                                             April 30, 1996
Distribution Date                                                  May 15, 1996
Determination Date                                                 May 10, 1996


1.Trust Activity Series 1993-1

Beginning of Month - Aggregate Principal Receivables           1,450,383,421.33

Principal Collections on the Receivables                         135,201,769.80

Finance Charge Receivables                                        19,872,111.27

Receivables in Defaulted Accounts                                  7,078,061.04

End of Month - Aggregate Principal Receivables                 1,422,154,686.50

Investor Interest Series 1993-1                                  116,666,666.66
Investor Interest Series 1994-1                                  200,000,000.00
Investor Interest Series 1994-2                                  400,000,000.00
Investor Interest Series 1995-1                                  400,000,000.00
Seller Principal Receivables                                     305,488,019.84

Investor Percentage with respect to
                    Finance Charges                                   8.2035146%
                    Charged-Off Accounts                              8.2035146%
                    Principal Receivables                            14.0631678%

Seller Percentage with respect to
                    Finance Charges                                  21.4806464%
                    Charged-Off Accounts                             21.4806464%
                    Principal Receivables                            15.6209932%

2.  Allocation of Funds in Collection Account

Available Finance Charge Collections                               1,826,837.51

Available Principal Collections                                   18,643,590.08

Investor Default Amount                                              650,684.13

Aggregate Collections Allocated to Certificateholders             20,470,427.59

Monthly Certificate Interest Payable to Certificateholders
(See "Calculation of Certificate Interest"#3)                        533,333.33

Monthly Principal Payable To Certificateholders
(See "Calculation of Monthly Principal"#4)                        16,666,666.67

Monthly Principal Reinvested In Receivables
(See "Calculation of Monthly Principal"#4)                         2,627,607.54

(Net Deposit)/Draws on Shared Principal Collections                        0.00

Collections Available to Reimburse Investor Charge offs              410,181.16

Aggregate Investor Charge Offs                                             0.00

Reimbursed Investor Charge Offs                                            0.00
Reimbursed Investor Charge Offs per $1,000 Original Investment             0.00

Monthly Investor Servicing Fee
(See "Calculation of Monthly Servicing Fee" #6)                      222,222.22

Monthly Certificate Insurer Fee                                       10,416.67

Excess Servicing  (Shortfall)(dollars)                               410,181.16
Excess Servicing  (Shortfall)(percentage of Invester Interest)             3.69%

Required Shared Finance Charge Collections from other Series               0.00
Draw on Shared Finance Charge Collections from other Series                0.00

Withdrawal from Cash Collateral Account                                    0.00

Surety Bond Claim                                                          0.00

Certificate Insurer Fee Shortfall                                          0.00

Servicing Fee Shortfall                                                    0.00

Investor Charge Offs                                                       0.00
Investor Charge Offs per $1,000 Original Investment                        0.00

Investor Certificate Interest Shortfall (Deficiency Amount)                0.00

Payments To Certificate Insurer                                            0.00

Deposits In Cash Collateral Account                                        0.00

Required Shared Finance Charge Collections for other Series                0.00
Deposit of Shared Finance Charge Collections for other Series              0.00

Total Distribution to Investors                                   17,200,000.00
Total Distribution to Investors per $1,000 Invested                       86.00

3.  Calculation of Certificate Interest

Certificate Rate                                                           4.80%

This Month Certificate Interest                                      533,333.33

Previous Month's Deficiency Amount                                         0.00

Total Certificate Interest Distributable to Certificate              533,333.33
Total Certificate Interest Distributable per $1,000 of Original
Investment                                                                 2.67

4.  Calculation of Monthly Principal

Beginning Investor Interest                                      133,333,333.33

Available Principal Collections                                   18,643,590.08

Investor Default Amount                                              650,684.13

Total Investor Monthly Principal                                  19,294,274.21

Investor Monthly Principal Reinvested in Receivables               2,627,607.54

Controlled Amortization Amount                                    16,666,666.67

Maximum Monthly Principal to Certificateholders                   16,666,666.67

Required Shared Principal Collections for other Series                     0.00
Deposit of Shared Principal Collections for other Series                   0.00
Required Shared Principal Collections from other Series                    0.00

Draw on Shared Principal Collections from other Series                     0.00

Deficit Controlled Amortization Amount                                     0.00

Monthly Principal Payable to Certificateholders                   16,666,666.67
Monthly Principal Payable per $1,000 of Original Investment               83.33

Ending Investor Interest                                         116,666,666.66

5.  Calculation of Pool Factor

Pool Factor (Ending Certificate Balance divided by Initial Principal
Amount to 7 decimal places)                                           0.5833333

6. Calculation of Monthly Servicing Fee

Series Servicing Fee Percentage                                            2.00%

Beginning Investor Interest                                      133,333,333.33

Monthly Servicing Fee                                                222,222.22

7.  Calculation of Remaining Surety Bond Amount

Available Surety Bond Amount on Previous Payment Date             13,500,000.00

Stated Surety Bond Amount                                         12,000,000.00

Unreimbursed Claims on Surety Bond                                         0.00

Reimbursements of Claims on Surety Bond                                    0.00

Available Surety Bond Amount  (Dollars)                           12,000,000.00
Available Surety Bond Amount  (Percentage)                                 9.00%

8.  Cash Collateral Account Activity

Beginning of Month Balance                                         5,250,000.00

Required Cash Collateral Account Amount                            4,666,666.67

Cash Collateral Account Deposits                                           0.00

Reinvestment Income Received on Cash Collateral Account               24,500.00

Aggregate Cash Collateral Account Draws                                    0.00

Available Cash Collateral Amount (Dollars)                         4,666,666.67
Available Cash Collateral Amount (Percentage)                              3.50%

Total Credit Enhancement Percentage                                       12.50%

9.  Past Due Statistics
(past due on a contractual basis)

1-30 days past due                Dollars                         79,296,852.64
                                  Percent Dollars                          5.58%
                                  Number of Accts                        30,677
                                  Percent Number of Accts                  2.89%

31-60 days past due               Dollars                         19,754,042.51
                                  Percent Dollars                          1.39%
                                  Number of Accts                         7,121
                                  Percent Number of Accts                  0.67%

61-90 days past due               Dollars                         13,197,197.21
                                  Percent Dollars                          0.93%
                                  Number of Accts                         4,334
                                  Percent Number of Accts                  0.41%

91-120 days past due              Dollars                         10,628,572.34
                                  Percent Dollars                          0.75%
                                  Number of Accts                         3,390
                                  Percent Number of Accts                  0.32%

121-150 days past due             Dollars                          8,211,979.02
                                  Percent Dollars                          0.58%
                                  Number of Accts                         2,535
                                  Percent Number of Accts                  0.24%

151-180 days past due             Dollars                          6,564,347.44
                                  Percent Dollars                          0.46%
                                  Number of Accts                         2,002
                                  Percent Number of Accts                  0.19%

181 + days past due               Dollars                         11,312,582.84
                                  Percent Dollars                          0.80%
                                  Number of Accts                         3,263
                                  Percent Number of Accts                  0.31%

10. Base Rate Calculation

Base Rate                                                                  6.90%

Portfolio Yield                   (net of losses)                         10.59%

Excess of Portfolio Yield over Base Rate                                   3.69%

11. Number of Accounts in the Trust

Number of Additional Accounts                                                 0
Number of Removed Accounts                                                  137
Number of Automatic Additonal Accounts                                    4,523
Ending Number of Accounts                                             1,060,315



              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-1
                           MONTHLY SERVICER'S REPORT
                                                                    End of Month
                                                                     14-May-1996

# of Months Series in Existence:                                             27
Monthly Period Ended                                             April 30, 1996
Distribution Date                                                  May 15, 1996
Determination Date                                                 May 10, 1996


1.Trust Activity Series 1994-1

Beginning of Month - Aggregate Principal Receivables           1,450,383,421.33

Principal Collections on the Receivables                         135,201,769.80

Finance Charge Receivables                                        19,872,111.27

Receivables in Defaulted Accounts                                  7,078,061.04

End of Month - Aggregate Principal Receivables                 1,422,154,686.50

Investor Interest Series 1993-1                                  116,666,666.66
Investor Interest Series 1994-1                                  200,000,000.00
Investor Interest Series 1994-2                                  400,000,000.00
Investor Interest Series 1995-1                                  400,000,000.00
Seller Principal Receivables                                     305,488,019.84

Investor Percentage with respect to
                                  Finance Charges                    14.0631678%
                                  Charged-Off Accounts               14.0631678%
                                  Principal Receivables              14.0631678%

Seller Percentage with respect to
                                  Finance Charges                    21.4806464%
                                  Charged-Off Accounts               21.4806464%
                                  Principal Receivables              15.6209932%

2.  Allocation of Funds in Collection Account

Available Finance Charge Collections                               2,740,256.26

Available Principal Collections                                   18,643,590.08

Investor Default Amount                                              976,026.19

Aggregate Collections Allocated to Certificateholders             21,383,846.34

Monthly Certificate Interest Payable to Certificateholders
(See "Calculation of Certificate Interest" #3)                       850,000.00

Monthly Principal Payable To Certificateholders
(See"Calculation of Monthly Principal" #4)                                 0.00

Monthly Principal Reinvested In Receivables
(See "Calculation of Monthly Principal" #4)                       19,619,616.27

(Net Deposit)/Draws on Shared Principal Collections                        0.00

Collections Available to Reimburse Investor Charge offs              565,271.74

Aggregate Investor Charge Offs                                             0.00

Reimbursed Investor Charge Offs                                            0.00
Reimbursed Investor Charge Offs per $1,000 Original Investment             0.00

Monthly Investor Servicing Fee
(See"Calculation of Monthly Servicing Fee" #6)                       333,333.33

Monthly Certificate Insurer Fee                                       15,625.00

Excess Servicing (Shortfall) (dollars)                               565,271.74
Excess Servicing (Shortfall) (percentage of Investor Interest)             3.39%

Required Shared Finance Charge Collections from other Series               0.00
Draw on Shared Finance Charge Collections from other Series                0.00

Withdrawal from Cash Collateral Account                                    0.00

Surety Bond Claim                                                          0.00

Certificate Insurer Fee Shortfall                                          0.00

Servicing Fee Shortfall                                                    0.00

Investor Charge Offs                                                       0.00
Investor Charge Offs per $1,000 Original Investment                        0.00

Investor Certificate Interest Shortfall     (Deficiency Amount)            0.00

Payments To Certificate Insurer                                            0.00

Deposits In Cash Collateral Account                                        0.00

Required Shared Finance Charge Collections for other Series                0.00
Deposit of Shared Finance Charge Collections for other Series              0.00

Total Distribution to Investors                                      850,000.00
Total Distribution to Investors per $1,000 Invested                        4.25

3.  Calculation of Certificate Interest

Certificate Rate                                                           5.10%

This Month Certificate Interest                                      850,000.00

Previous Month's Deficiency Amount                                         0.00

Total Certificate Interest Distributable to Certificateholders       850,000.00
Total Certificate Interest Distributable per $1,000 of Original
Investment                                                                 4.25

4.  Calculation of Monthly Principal

Beginning Investor Interest                                      200,000,000.00

Available Principal Collections                                   18,643,590.08

Investor Default Amount                                              976,026.19

Total Investor Monthly Principal                                  19,619,616.27

Investor Monthly Principal Reinvested in Receivables              19,619,616.27

Controlled Amortization Amount                                             0.00

Maximum Monthly Principal to Certificateholders                            0.00

Required Shared Principal Collections for other Series                     0.00
Deposit of Shared Principal Collections for other Series                   0.00
Required Shared Principal Collections from other Series                    0.00

Draw on Shared Principal Collections from other Series                     0.00

Deficit Controlled Amortization Amount                                     0.00

Monthly Principal Payable to Certificateholders                            0.00
Monthly Principal Payable per $1,000 of Original Investment                0.00

Ending Investor Interest                                         200,000,000.00

5.  Calculation of Pool Factor

Pool Factor (Ending Certificate Balance divided by Initial
Principal Amount to 7 decimal places)                                 1.0000000

6. Calculation of Monthly Servicing Fee

Series Servicing Fee Percentage                                            2.00%

Beginning Investor Interest                                      200,000,000.00

Monthly Servicing Fee                                                333,333.33

7.  Calculation of Remaining Surety Bond Amount

Available Surety Bond Amount on Previous Payment Date             18,000,000.00

Stated Surety Bond Amount                                         18,000,000.00

Unreimbursed Claims on Surety Bond                                         0.00

Reimbursements of Claims on Surety Bond                                    0.00

Available Surety Bond Amount (Dollars)                            18,000,000.00
Available Surety Bond Amount (Percentage)                                  9.00%

8.  Cash Collateral Account Activity

Beginning of Month Balance                                         7,000,000.00

Required Cash Collateral Account Amount                            7,000,000.00

Cash Collateral Account Deposits                                           0.00

Reinvestment Income Received on Cash Collateral Account               32,666.67

Aggregate Cash Collateral Account Draws                                    0.00

Available Cash Collateral Amount (Dollars)                         7,000,000.00
Available Cash Collateral Amount (Percentage)                              3.50%

Total Credit Enhancement Percentage                                       12.50%

9.  Past Due Statistics
(past due on a contractual basis)

1-30 days past due                Dollars                         79,296,852.64
                                  Percent Dollars                          5.58%
                                  Number of Accts                        30,677
                                  Percent Number of Accts                  2.89%

31-60 days past due               Dollars                         19,754,042.51
                                  Percent Dollars                          1.39%
                                  Number of Accts                         7,121
                                  Percent Number of Accts                  0.67%

61-90 days past due               Dollars                         13,197,197.21
                                  Percent Dollars                          0.93%
                                  Number of Accts                         4,334
                                  Percent Number of Accts                  0.41%

91-120 days past due              Dollars                         10,628,572.34
                                  Percent Dollars                          0.75%
                                  Number of Accts                         3,390
                                  Percent Number of Accts                  0.32%

121-150 days past due             Dollars                          8,211,979.02
                                  Percent Dollars                          0.58%
                                  Number of Accts                         2,535
                                  Percent Number of Accts                  0.24%

151-180 days past due             Dollars                          6,564,347.44
                                  Percent Dollars                          0.46%
                                  Number of Accts                         2,002
                                  Percent Number of Accts                  0.19%

181 + days past due               Dollars                         11,312,582.84
                                  Percent Dollars                          0.80%
                                  Number of Accts                         3,263
                                  Percent Number of Accts                  0.31%

10. Base Rate Calculation

Base Rate                                                                  7.20%

Portfolio Yield                       (net of losses)                     10.59%

Excess of Portfolio Yield over Base Rate                                   3.39%

11. Number of Accounts in the Trust

Number of Additional Accounts                                                 0
Number of Removed Accounts                                                  137
Number of Automatic Additonal Accounts                                    4,523
Ending Number of Accounts                                             1,060,315


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-2
                           MONTHLY SERVICER'S REPORT
                                                                    End of Month
                                                                     14-May-1996

# of Months Series in Existence:                                             19
Monthly Period Ended                                             April 30, 1996
Distribution Date                                                  May 15, 1996
Determination Date                                                 May 10, 1996
Number of Days in Period                                                     30


1.Trust Activity Series 1994-2

Beginning of Month - Aggregate Principal Receivables           1,450,383,421.33

Principal Collections on the Receivables                         135,201,769.80

Finance Charge Receivables                                        19,872,111.27

Receivables in Defaulted Accounts                                  7,078,061.04

End of Month - Aggregate Principal Receivables                 1,422,154,686.50

Investor Interest Series 1993-1                                  116,666,666.66
Investor Interest Series 1994-1                                  200,000,000.00
Investor Interest Series 1994-2                                  400,000,000.00
Investor Interest Series 1995-1                                  400,000,000.00
Seller Principal Receivables                                     305,488,019.84

Total Investor Percentage with respect to
                                  Finance Charges                    28.1263356%
                                  Charged-Off Accounts               28.1263356%
                                  Principal Receivables              28.1263356%

Class A Percentage with respect to
                                  Finance Charges                    26.7200188%
                                  Charged-Off Accounts               26.7200188%
                                  Principal Receivables              26.7200188%

Class B Percentage with respect to
                                  Finance Charges                     1.4063168%
                                  Charged-Off Accounts                1.4063168%
                                  Principal Receivables               1.4063168%

Seller Percentage with respect to
                                  Finance Charges                    21.4806464%
                                  Charged-Off Accounts               21.4806464%
                                  Principal Receivables              15.6209932%

2.  Allocation of Funds in Collection Account

Class A Available Finance Charge Collections                       5,206,486.90

Class A Monthly Cap Interest Payable to Class A Certificateholders
(See "Calculation of Certificate Interest" #3)                     1,789,166.67
Unpaid Class A Monthly Cap Interest                                        0.00

Class A Monthly Servicing Fee
(See"Calculation of Monthly Servicing Fee" #6)                       633,333.33
Unpaid Class A Monthly Servicing Fee                                       0.00

Class A Investor Default Amount                                    1,854,449.77
Unreimbursed Class A Investor Charge-offs                                  0.00

Excess Spread from Class A Finance Charge Collections                929,537.13

Class A Required Amount                                                    0.00

Class B Available Finance Charge Collections                         274,025.63

Class B Monthly Cap Interest Payable to Class B Certificateholders
(See "Calculation of Certificate Interest" #3)                        98,333.33
Unpaid Class B Monthly Cap Interest                                        0.00

Class B Monthly Servicing Fee
(See"Calculation of Monthly Servicing Fee" #6)                        33,333.33
Unpaid Class B Monthly Servicing Fee                                       0.00

Class B Investor Default Amount                                       97,602.62
Unreimbursed Class B Investor Charge-offs                                  0.00

Excess Spread from Class B Finance Charge Collections                 44,756.35

Class B Required Amount                                                    0.00

Total Excess Spread                                                  974,293.48

Excess Spread and Shared Finance Charges used to Satisfy Class A
  Required Amount                                                          0.00
Excess Spread used to satisfy Unpaid Class A Monthly Cap Interest          0.00
Excess Spread used to satisfy Unpaid Class A Monthly Servicing Fee         0.00
Excess Spread used to satisfy Unreimbursed Class A Investor Charge-offs    0.00
Remaining Class A Required Amount                                          0.00

Excess Spread used to satisfy Class B Required Amount                      0.00
Excess Spread used to satisfy Unpaid Class B Monthly Cap Interest          0.00
Excess Spread used to satisfy Unpaid Class B Monthly Servicing Fee         0.00
Excess Spread used to satisfy Unreimbursed Class B Investor Charge-offs    0.00
Remaining Class B Required Amount                                          0.00

Shared Finance Charges used to satisfy Remaining Class A Required
  Amount                                                                   0.00
Shared Finance Charges used to satisfy Unpaid Class A Monthy Cap
  Interest                                                                 0.00
Shared Finance Charges used to satisfy Unpaid Class A Monthly
  Servicing Fee                                                            0.00
Shared Finance Charges used to satisfy Unreimbursed Class A
  Investor Charge-offs                                                     0.00
Remaining Class A Required Amount                                          0.00

Cash Collateral Withdrawal used to satisfy Remaining Class A Required
  Amount                                                                   0.00
Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly Cap
  Interest                                                                 0.00
Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
  Servicing Fee                                                            0.00
Cash Collateral Withdrawal used to satisfy Unreimbursed Class A
  Investor Charge-offs                                                     0.00
Remaining Class A Required Amount                                          0.00

Class B Reallocated Amount used to satisfy Remaining Class A Required
  Amount                                                                   0.00
Class B Reallocated Amount used to satisfy Unpaid Class A Monthly Cap
  Interest                                                                 0.00
Class B Reallocated Amount used to satisfy Unpaid Class A Monthly
  Servicing Fee                                                            0.00
Class B Reallocated Amount used to satisfy Unreimbursed Class A
  Investor Charge-offs                                                     0.00
Remaining Class A Required Amount                                          0.00

Class B Investor Interest used to satisfy Unreimbursed Class A
  Investor Charge-offs                                                     0.00

Shared Finance Charges used to satisfy Remaining Class B Required
  Amount                                                                   0.00
Shared Finance Charges used to satisfy Unpaid Class B Monthly Cap
  Interest                                                                 0.00
Shared Finance Charges used to satisfy Unpaid Class B Monthly
  Servicing Fee                                                            0.00
Shared Finance Charges used to satisfy Unreimbursed Class B Investor
  Charge-offs                                                              0.00
Remaining Class B Required Amount                                          0.00

Cash Collateral Withdrawal used to satisfy Remaining Class B Required
  Amount                                                                   0.00
Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly Cap
  Interest                                                                 0.00
Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
  Servicing Fee                                                            0.00
Cash Collateral Withdrawal used to satisfy Unreimbursed Class B
  Investor Charge-offs                                                     0.00
Remaining Class B Required Amount                                          0.00

Excess Spread used to satisfy interest on overdue Class A
(See "Calculation of Certificate Interest" #3)                             0.00

Excess Spread used to satisfy interest on overdue Class B
(See "Calculation of Certificate Interest" #3)                             0.00

Excess Spread used to satisfy reimbursements of Class B Interest           0.00

Excess Spread used to satisfy deposits into Required Cash Collateral
  Account                                                                  0.00

Excess Spread used to satisfy shortfalls of the Class A Interest
  Payments                                                                 0.00

Excess Spread used to satisfy shortfalls of the Class B Interest
  Payments                                                                 0.00

Excess Spread used to satisfy payments per Loan Agreement            974,293.48

Excess Spread used to satisfy Class A Excess Interest                      0.00

Excess Spread used to satisfy Class B Excess Interest                      0.00

Remaining Excess Servicing  (Shortfall) (dollars)                    957,226.81
Remaining Excess Servicing (Shortfall) (percentage of Investor
  Interest)                                                                2.87%

Class A Investor Certificate Interest Shortfall                            0.00

Class A Charge-offs                                                        0.00
Unreimbursed Class A Charge Offs                                           0.00
Unreimbursed Class A Charge Offs per $1,000 Original Investment            0.00

Class A Monthly Servicing Fee Shortfall                                    0.00

Class B Investor Certificate Interest Shortfall                            0.00

Class B Charge-offs                                                        0.00
Unreimbursed Class B Charge Offs                                           0.00
Unreimbursed Class B Charge Offs per $1,000 Original Investment            0.00

Class B Monthly Servicing Fee Shortfall                                    0.00

Available Principal Collections                                   37,287,180.15

Monthly Principal Payable To Class A Certificateholders
(See "Calculation of Monthly Principal" #4)                                0.00

Monthly Principal Payable To Class B Certificateholders
(See "Calculation of Monthly Principal" #4)                                0.00

Monthly Principal Reinvested In Receivables
(See "Calculation of Monthly Principal" #4)                       39,239,232.53

(Net Deposit)/Draws on Shared Principal Collections                        0.00

Required Shared Finance Charge Collections from other Series               0.00
Draw on Shared Finance Charge Collections from other Series                0.00

Withdrawal from Cash Collateral Account                                    0.00



Required Shared Finance Charge Collections for other Series                0.00
Deposit of Shared Finance Charge Collections for other Series              0.00

Total Distribution to Class A Investors                            1,789,166.67
Total Distribution to Class A Investors per $1,000 Invested                4.71

Total Distribution to Class B Investors                               98,333.33
Total Distribution to Class B Investors per $1,000 Invested                4.92

3.  Calculation of Certificate Interest

Class A Certificate Rate                                                 5.6500%
Class A Interest Rate Cap Provider Deposit                                 0.00

Previous Month's Class A Deficiency Amount                                 0.00

Class A Interest at the Certificate Rate + 0.5% on Deficiency Amount       0.00

This Month Class A Certificate Interest                            1,789,166.67

Expected Class A Principal                                       380,000,000.00
This Month Class A Cap Shortfall                                           0.00
Class A Excess Interest                                                    0.00

Total Class A Interest Distributable to Class A
  Certificateholders                                               1,789,166.67
Total Class A Interest Distributable per $1,000 of Class A
  Original Investment                                                      4.71

Class B Certificate Rate                                                 5.9000%
Class B Interest Rate Cap Provider Deposit                                 0.00

Previous Month's Class B Deficiency Amount                                 0.00

Class B Interest at the Certificate Rate + 0.5% on Deficiency
  Amount                                                                   0.00

This Month Class B Certificate Interest                               98,333.33

Expected Class B Principal                                        20,000,000.00
This Month Class B Cap Shortfall                                           0.00
Class B Excess Interest                                                    0.00

Total Class B Interest Distributable to Class B Certificateholders    98,333.33
Total Class B Interest Distributable per $1,000 of Class B Original
  Investment                                                               4.92

Total Certificate Interest Distributable to Certificateholders     1,887,500.00
Total Certificate Interest Distributable per $1,000 of Original
  Investment                                                               4.72

4.  Calculation of Monthly Principal

Beginning Investor Interest                                      400,000,000.00

Beginning Class A Interest                                       380,000,000.00

Class A Available Principal Collections                           35,422,821.14
Class A Monthly Unreimbursed Charge-Offs                                   0.00
Total Class A Monthly Principal                                   37,277,270.91

Class A Monthly Principal Reinvested in Receivables               37,277,270.91

Class A Controlled Amortization Amount                                     0.00

Maximum Monthly Principal to Class A Certificateholders                    0.00

Class A Deficit Controlled Amortization Amount                             0.00

Monthly Principal Payable to Class A Certificateholders                    0.00
Class A Monthly Principal Payable per $1,000 of Original Investment        0.00

Beginning Class B Interest                                        20,000,000.00

Class B Available Principal Collections                            1,864,359.01
Class B Monthly Unreimbursed Charge-Offs                                   0.00
Total Class B Monthly Principal                                    1,961,961.62

Class B Reallocated Principal                                              0.00
Prior Month's Cumulative Class B Reallocated Principal                     0.00
Class B Reduction of Interest                                              0.00
Prior Month's Cumulative Class B Reduction of Interest                     0.00

Class B Monthly Principal Reinvested in Receivables                1,961,961.62

Class B Controlled Amortization Amount                                     0.00

Maximum Monthly Principal to Class B Certificateholders                    0.00

Required Shared Principal Collections for other Series                     0.00
Deposit of Shared Principal Collections for other Series                   0.00
Required Shared Principal Collections from other Series                    0.00
Draw on Shared Principal Collections from other Series                     0.00

Class B Deficit Controlled Amortization Amount                             0.00

Monthly Principal Payable to Class B Certificateholders                    0.00
Class B Monthly Principal Payable per $1,000 of Original Investment        0.00

Ending Investor Interest                                         400,000,000.00
Ending Class A Interest                                          380,000,000.00
Ending Class B Interest                                           20,000,000.00

5.  Calculation of Pool Factor

Pool Factor (Ending Certificate Balance divided by Initial
  Principal Amount to 7 decimal places)                               1.0000000

6. Calculation of Monthly Servicing Fee

Series Servicing Fee Percentage                                            2.00%

Beginning Class A Investor Interest                              380,000,000.00
Beginning Class B Investor Interest                               20,000,000.00
Beginning Investor Interest                                      400,000,000.00

Class A Monthly Servicing Fee                                        633,333.33
Class B Monthly Servicing Fee                                         33,333.33
Total Monthly Servicing Fee                                          666,666.67

7.  Cash Collateral Account Activity

Beginning of Month Balance                                        36,000,000.00

Required Cash Collateral Account Amount                           36,000,000.00

Excess Spread used to satisfy payments per loan agreement            974,293.48

Cash Collateral Account Deposits                                           0.00

Reinvestment Income Received on Cash Collateral Account               56,800.00

Aggregate Cash Collateral Account Draws                                    0.00

Available Cash Collateral Amount  (Dollars)                       36,000,000.00
Available Cash Collateral Amount  (Percentage)                             9.00%

8.  Past Due Statistics
(past due on a contractual basis)

1-30 days past due                Dollars                         79,296,852.64
                                  Percent Dollars                          5.58%
                                  Number of Accts                        30,677
                                  Percent Number of Accts                  2.89%

31-60 days past due               Dollars                         19,754,042.51
                                  Percent Dollars                          1.39%
                                  Number of Accts                         7,121
                                  Percent Number of Accts                  0.67%

61-90 days past due               Dollars                         13,197,197.21
                                  Percent Dollars                          0.93%
                                  Number of Accts                         4,334
                                  Percent Number of Accts                  0.41%

91-120 days past due              Dollars                         10,628,572.34
                                  Percent Dollars                          0.75%
                                  Number of Accts                         3,390
                                  Percent Number of Accts                  0.32%

121-150 days past due             Dollars                          8,211,979.02
                                  Percent Dollars                          0.58%
                                  Number of Accts                         2,535
                                  Percent Number of Accts                  0.24%

151-180 days past due             Dollars                          6,564,347.44
                                  Percent Dollars                          0.46%
                                  Number of Accts                         2,002
                                  Percent Number of Accts                  0.19%

181 + days past due               Dollars                         11,312,582.84
                                  Percent Dollars                          0.80%
                                  Number of Accts                         3,263
                                  Percent Number of Accts                  0.31%


9. Base Rate Calculation

Base Rate                                                                  7.66%

Portfolio Yield                       (net of losses)                     10.59%

Excess of Portfolio Yield over Base Rate                                   2.93%

10. Number of Accounts in the Trust

Number of Additional Accounts                                                 0
Number of Removed Accounts                                                  137
Number of Automatic Additonal Accounts                                    4,523
Ending Number of Accounts                                             1,060,315



              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1995-1
                           MONTHLY SERVICER'S REPORT
                                                                    End of Month
                                                                     14-May-1996

# of Months Series in Existence:                                             14
Monthly Period Ended                                             April 30, 1996
Distribution Date                                                  May 15, 1996
Determination Date                                                 May 10, 1996
Number of Days in Period                                                     30


1.Trust Activity Series 1995-1

Beginning of Month - Aggregate Principal Receivables           1,450,383,421.33

Principal Collections on the Receivables                         135,201,769.80

Finance Charge Receivables                                        19,872,111.27

Receivables in Defaulted Accounts                                  7,078,061.04

End of Month - Aggregate Principal Receivables                 1,422,154,686.50

Investor Interest Series 1993-1                                  116,666,666.66
Investor Interest Series 1994-1                                  200,000,000.00
Investor Interest Series 1994-2                                  400,000,000.00
Investor Interest Series 1995-1                                  400,000,000.00
Seller Principal Receivables                                     305,488,019.84

Total Investor Percentage with respect to
                                  Finance Charges                    28.1263356%
                                  Charged-Off Accounts               28.1263356%
                                  Principal Receivables              28.1263356%

Class A Percentage with respect to
                                  Finance Charges                    26.7200188%
                                  Charged-Off Accounts               26.7200188%
                                  Principal Receivables              26.7200188%

Class B Percentage with respect to
                                  Finance Charges                     1.4063168%
                                  Charged-Off Accounts                1.4063168%
                                  Principal Receivables               1.4063168%

Seller Percentage with respect to
                                  Finance Charges                    21.4806464%
                                  Charged-Off Accounts               21.4806464%
                                  Principal Receivables              15.6209932%

2.  Allocation of Funds in Collection Account

Class A Available Finance Charge Collections                       5,206,486.90

Class A Monthly Cap Interest Payable to Class A Certificateholders
(See "Calculation of Certificate Interest" #3)                     1,805,000.00
Unpaid Class A Monthly Cap Interest                                        0.00

Class A Monthly Servicing Fee
(See"Calculation of Monthly Servicing Fee" #6)                       633,333.33
Unpaid Class A Monthly Servicing Fee                                       0.00

Class A Investor Default Amount                                    1,854,449.77
Unreimbursed Class A Investor Charge-offs                                  0.00

Excess Spread from Class A Finance Charge Collections                913,703.80

Class A Required Amount                                                    0.00

Class B Available Finance Charge Collections                         274,025.63

Class B Monthly Cap Interest Payable to Class B Certificateholders
(See "Calculation of Certificate Interest" #3)                        97,500.00
Unpaid Class B Monthly Cap Interest                                        0.00

Class B Monthly Servicing Fee
(See"Calculation of Monthly Servicing Fee" #6)                        33,333.33
Unpaid Class B Monthly Servicing Fee                                       0.00

Class B Investor Default Amount                                       97,602.62
Unreimbursed Class B Investor Charge-offs                                  0.00

Excess Spread from Class B Finance Charge Collections                 45,589.68

Class B Required Amount                                                    0.00

Total Excess Spread                                                  959,293.48

Excess Spread and Shared Finance Charges used to Satisfy
  Class A Required Amount                                                  0.00
Excess Spread used to satisfy Unpaid Class A Monthly Cap Interest          0.00
Excess Spread used to satisfy Unpaid Class A Monthly Servicing Fee         0.00
Excess Spread used to satisfy Unreimbursed Class A Investor Charge-offs    0.00
Remaining Class A Required Amount                                          0.00

Excess Spread used to satisfy Class B Required Amount                      0.00
Excess Spread used to satisfy Unpaid Class B Monthly Cap Interest          0.00
Excess Spread used to satisfy Unpaid Class B Monthly Servicing Fee         0.00
Excess Spread used to satisfy Unreimbursed Class B Investor Charge-offs    0.00
Remaining Class B Required Amount                                          0.00

Shared Finance Charges used to satisfy Remaining Class A Required
  Amount                                                                   0.00
Shared Finance Charges used to satisfy Unpaid Class A Monthly Cap
  Interest                                                                 0.00
Shared Finance Charges used to satisfy Unpaid Class A Monthly Servicing
  Fee                                                                      0.00
Shared Finance Charges used to satisfy Unreimbursed Class A Investor
  Charge-offs                                                              0.00
Remaining Class A Required Amount                                          0.00

Cash Collateral Withdrawal used to satisfy Remaining Class A
  Required Amount                                                          0.00
Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
  Cap Interest                                                             0.00
Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
  Servicing Fee                                                            0.00
Cash Collateral Withdrawal used to satisfy Unreimbursed Class A
  Investor Charge-offs                                                     0.00
Remaining Class A Required Amount                                          0.00

Class B Reallocated Amount used to satisfy Remaining Class A
  Required Amount                                                          0.00
Class B Reallocated Amount used to satisfy Unpaid Class A Monthly
  Cap Interest                                                             0.00
Class B Reallocated Amount used to satisfy Unpaid Class A Monthly
  Servicing Fee                                                            0.00
Class B Reallocated Amount used to satisfy Unreimbursed Class A
  Investor Charge-offs                                                     0.00
Remaining Class A Required Amount                                          0.00

Class B Investor Interest used to satisfy Unreimbursed Class A
  Investor Charge-offs                                                     0.00
Shared Finance Charges used to satisfy Remaining Class B Required
  Amount                                                                   0.00
Shared Finance Charges used to satisfy Unpaid Class B Monthly Cap
  Interest                                                                 0.00
Shared Finance Charges used to satisfy Unpaid Class B Monthly
  Servicing Fee                                                            0.00
Shared Finance Charges used to satisfy Unreimbursed Class B Investor
  Charge-offs                                                              0.00
Remaining Class B Required Amount                                          0.00

Cash Collateral Withdrawal used to satisfy Remaining Class B
  Required Amount                                                          0.00
Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
  Cap Interest                                                             0.00
Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
  Servicing Fee                                                            0.00
Cash Collateral Withdrawal used to satisfy Unreimbursed Investor
  Charge-offs                                                              0.00
Remaining Class B Required Amount                                          0.00

Excess Spread used to satisfy interest on overdue Class A
(See "Calculation of Certificate Interest" #3)                             0.00

Excess Spread used to satisfy interest on overdue Class B
(See "Calculation of Certificate Interest" #3)                             0.00

Excess Spread used to satisfy reimbursements of Class B Interest           0.00

Excess Spread used to satisfy deposits into Required Cash Collateral
  Account                                                                  0.00

Excess Spread used to satisfy shortfalls of the Class A Interest
  Payments                                                                 0.00

Excess Spread used to satisfy shortfalls of the Class B Interest
  Payments                                                                 0.00

Excess Spread used to satisfy payments per Loan Agreement            959,293.48

Excess Spread used to satisfy Class A Excess Interest                      0.00

Excess Spread used to satisfy Class B Excess Interest                      0.00

Remaining Excess Servicing (dollars)                                 943,115.70
Remaining Excess Servicing (percentage of Investor Interest)               2.83%

Class A Investor Certificate Interest Shortfall                            0.00

Class A Charge-offs                                                        0.00
Unreimbursed Class A Charge Offs                                           0.00
Unreimbursed Class A Charge Offs per $1,000 Original Investment            0.00

Class A Monthly Servicing Fee Shortfall                                    0.00

Class B Investor Certificate Interest Shortfall                            0.00

Class B Charge-offs                                                        0.00
Unreimbursed Class B Charge Offs                                           0.00
Unreimbursed Class B Charge Offs per $1,000 Original Investment            0.00

Class B Monthly Servicing Fee Shortfall                                    0.00

Available Principal Collections                                   37,287,180.15

Monthly Principal Payable To Class A Certificateholders
(See "Calculation of Monthly Principal" #4)                                0.00

Monthly Principal Payable To Class B Certificateholders
(See "Calculation of Monthly Principal" #4)                                0.00

Monthly Principal Reinvested In Receivables
(See "Calculation of Monthly Principal" #4)                       39,239,232.53

(Net Deposit)/Draws on Shared Principal Collections                        0.00

Required Shared Finance Charge Collections from other Series               0.00
Draw on Shared Finance Charge Collections from other Series                0.00

Withdrawal from Cash Collateral Account                                    0.00



Required Shared Finance Charge Collections for other Series                0.00
Deposit of Shared Finance Charge Collections for other Series              0.00

Total Distribution to Class A Investors                            1,805,000.00
Total Distribution to Class A Investors per $1,000 Invested                4.75

Total Distribution to Class B Investors                               97,500.00
Total Distribution to Class B Investors per $1,000 Invested                4.88

3.  Calculation of Certificate Interest

Class A Certificate Rate                                                 5.7000%
Class A Interest Rate Cap Provider Deposit                                 0.00

Previous Month's Class A Deficiency Amount                                 0.00

Class A Interest at the Certificate Rate + 0.5% on Deficiency Amount       0.00

This Month Class A Certificate Interest                            1,805,000.00

Expected Class A Principal                                       380,000,000.00
This Month Class A Cap Shortfall                                           0.00
Class A Excess Interest                                                    0.00

Total Class A Interest Distributable to Class A
  Certificateholders                                               1,805,000.00
Total Class A Interest Distributable per $1,000 of Class A Original
  Investment                                                               4.75

Class B Certificate Rate                                                 5.8500%
Class B Interest Rate Cap Provider Deposit                                 0.00

Previous Month's Class B Deficiency Amount                                 0.00

Class B Interest at the Certificate Rate + 0.5% on Deficiency Amount       0.00

This Month Class B Certificate Interest                               97,500.00

Expected Class B Principal                                        20,000,000.00
This Month Class B Cap Shortfall                                           0.00
Class B Excess Interest                                                    0.00

Total Class B Interest Distributable to Class B Certificateholders    97,500.00
Total Class B Interest Distributable per $1,000 of Class B Original
  Investment                                                               4.88

Total Certificate Interest Distributable to Certificateholders     1,902,500.00
Total Certificate Interest Distributable per $1,000 of Original
  Investment                                                               4.76

4.  Calculation of Monthly Principal

Beginning Investor Interest                                      400,000,000.00

Beginning Class A Interest                                       380,000,000.00

Class A Available Principal Collections                           35,422,821.14
Class A Monthly Unreimbursed Charge-Offs                                   0.00
Total Class A Monthly Principal                                   37,277,270.91

Class A Monthly Principal Reinvested in Receivables               37,277,270.91

Class A Controlled Amortization Amount                                     0.00

Maximum Monthly Principal to Class A Certificateholders                    0.00

Class A Deficit Controlled Amortization Amount                             0.00

Monthly Principal Payable to Class A Certificateholders                    0.00
Class A Monthly Principal Payable per $1,000 of Original Investment        0.00

Beginning Class B Interest                                        20,000,000.00

Class B Available Principal Collections                            1,864,359.01
Class B Monthly Unreimbursed Charge-Offs                                   0.00
Total Class B Monthly Principal                                    1,961,961.62

Class B Reallocated Principal                                              0.00
Prior Month's Cumulative Class B Reallocated Principal                     0.00
Class B Reduction of Interest                                              0.00
Prior Month's Cumulative Class B Reduction of Interest                     0.00

Class B Monthly Principal Reinvested in Receivables                1,961,961.62

Class B Controlled Amortization Amount                                     0.00

Maximum Monthly Principal to Class B Certificateholders                    0.00

Required Shared Principal Collections for other Series                     0.00
Deposit of Shared Principal Collections for other Series                   0.00
Required Shared Principal Collections from other Series                    0.00
Draw on Shared Principal Collections from other Series                     0.00

Class B Deficit Controlled Amortization Amount                             0.00

Monthly Principal Payable to Class B Certificateholders                    0.00
Class B Monthly Principal Payable per $1,000 of Original Investment        0.00

Ending Investor Interest                                         400,000,000.00
Ending Class A Interest                                          380,000,000.00
Ending Class B Interest                                           20,000,000.00

5.  Calculation of Pool Factor

Pool Factor (Ending Certificate Balance divided by Initial
  Principal Amount to 7 decimal places)                               1.0000000

6. Calculation of Monthly Servicing Fee

Series Servicing Fee Percentage                                            2.00%

Beginning Class A Investor Interest                              380,000,000.00
Beginning Class B Investor Interest                               20,000,000.00
Beginning Investor Interest                                      400,000,000.00

Class A Monthly Servicing Fee                                        633,333.33
Class B Monthly Servicing Fee                                         33,333.33
Total Monthly Servicing Fee                                          666,666.67

7.  Cash Collateral Account Activity

Beginning of Month Balance                                        36,000,000.00

Required Cash Collateral Account Amount                           36,000,000.00

Excess Spread used to satisfy payments per Loan Agreement            959,293.48

Cash Collateral Account Deposits                                           0.00

Reinvestment Income Received on Cash Collateral Account               37,333.33

Aggregate Cash Collateral Account Draws                                    0.00

Available Cash Collateral Amount  (Dollars)                       36,000,000.00
Available Cash Collateral Amount  (Percentage)                             9.00%

8.  Past Due Statistics
(past due on a contractual basis)

1-30 days past due
                                  Dollars                         79,296,852.64
                                  Percent Dollars                          5.58%
                                  Number of Accts                        30,677
                                  Percent Number of Accts                  2.89%

31-60 days past due               Dollars                         19,754,042.51
                                  Percent Dollars                          1.39%
                                  Number of Accts                         7,121
                                  Percent Number of Accts                  0.67%

61-90 days past due               Dollars                         13,197,197.21
                                  Percent Dollars                          0.93%
                                  Number of Accts                         4,334
                                  Percent Number of Accts                  0.41%

91-120 days past due              Dollars                         10,628,572.34
                                  Percent Dollars                          0.75%
                                  Number of Accts                         3,390
                                  Percent Number of Accts                  0.32%

121-150 days past due             Dollars                          8,211,979.02
                                  Percent Dollars                          0.58%
                                  Number of Accts                         2,535
                                  Percent Number of Accts                  0.24%

151-180 days past due             Dollars                          6,564,347.44
                                  Percent Dollars                          0.46%
                                  Number of Accts                         2,002
                                  Percent Number of Accts                  0.19%

181 + days past due               Dollars                         11,312,582.84
                                  Percent Dollars                          0.80%
                                  Number of Accts                         3,263
                                  Percent Number of Accts                  0.31%

9. Base Rate Calculation

Base Rate                                                                  7.71%

Portfolio Yield          (net of losses)                                  10.59%

Excess of Portfolio Yield over Base Rate                                   2.88%

10. Number of Accounts in the Trust

Number of Additional Accounts                                                 0
Number of Removed Accounts                                                  137
Number of Automatic Additonal Accounts                                    4,523
Ending Number of Accounts                                             1,060,315